Putnam
Tax-Free
High Yield
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-00


[SCALE LOGO OMITTED]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on the first half of fiscal 2000. In the following report, the fund manager discusses performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam Tax-Free High Yield Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
March 15, 2000


Report from the Fund Manager

Blake E. Anderson

Two of the bond market's worst enemies -- a strong economy and rising interest rates -- played havoc with municipal bond prices over the past six months. This hostile environment created high volatility and pushed bond prices down, resulting in negative returns for most bond funds, including Putnam Tax-Free High Yield Fund. But the story does not end there. The turbulence also created unique opportunities that helped your fund deliver high levels of tax-free monthly income while allowing us to add more high-yield municipal bonds to the portfolio at unusually attractive prices. We believe these new acquisitions will serve the fund well when the bond market environment becomes more favorable.

Total return for 6 months ended 1/31/00

     Class A         Class B          Class C          Class M
   NAV     POP     NAV     CDSC     NAV     CDSC     NAV     POP
---------------------------------------------------------------------------
  -3.55%  -8.10%  -3.82%  -8.51%   -3.94%  -4.88%   -3.69%  -6.79%
---------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


* MUNICIPAL YIELDS HIGH RELATIVE TO TREASURY BONDS

Despite the recent negative performance, municipal bonds currently offer an unusually high yield relative to those available in the taxable Treasury market. Tax-exempt bonds have always had lower yields than Treasuries because of their tax-advantaged status. But because of the high quality and concern over a shrinking supply in the Treasury market, the rush to Treasuries has pushed their prices up and moved their yields lower. As a result, the yield difference between the taxable and the tax-free bond markets has become exceptionally narrow, sometimes vanishing, making the latter extremely attractive to investors.



[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                     29.1%

Utilities                       10.8%

Transportation                  10.4%

Housing                          9.1%

Forest and
paper products                   6.0%

Footnote reads:
*Based on net assets as of 1/31/00. Holdings will vary over time.


Furthermore, higher interest rates last year discouraged municipalities from issuing bonds or refunding outstanding bonds, a situation that created a dearth. As we begin to see an increase in demand for this scant supply, we expect that municipal bond prices could move higher later this year.

* SHORTER MATURITIES, GOOD TIMING HELP PERFORMANCE

There are two key reasons why your fund came through a difficult year with relatively few scars. First, the portfolio contained a lower percentage of longer-term bonds than many of its peers. As you may know, when interest rates are rising, longer-term bond prices, because of their implicit higher risk, experience the steepest fall. Your fund's emphasis on bonds with intermediate maturities in the 8- to 15-year range proved advantageous and helped to protect the portfolio's value.

Second, as we continued to downgrade the overall credit quality of the fund (to bring the fund's high-yield weighting closer to that of its benchmark), our timing on the purchase of many new high-yield bonds was efficient. For the most part, we held back when prices were too high and bought when prices became cheaper. For the first time in a long while, we believe credit risk is properly priced in this market, and once again we are selectively buying lower-rated higher-yield credits.



[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

BBB/BAA -- 14.1%

BB/Ba -- 20.6%

B and under -- 26.1%

AAA/Aaa -- 30.9%

AA/Aa -- 4.4%

A -- 3.9%

Footnote reads:
* As a percentage of market values as of 1/31/00. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* HEALTH CARE, TRANSPORTATION, UTILITIES OFFER VALUE

The hospital/health-care sector remains one of the largest in this fund. This sector is still going through a transformation that began with the Medicare Balanced Budget Act of 1997 and has negatively affected hospital revenues ever since. The situation grew worse with the excess of hospitals and empty beds, the growth of managed care, and the many unsuccessful acquisitions that took place in the past few years. All these events have led to poor earnings and higher risk in this sector. But higher risk, if selectively taken, can mean higher yields and opportunity. This is where Putnam's analysts add their value. Up until now, the fund has owned fewer health-care bonds than its peers, but our analysts believe that there is currently justification for a more optimistic outlook. In 1999, we witnessed the first Balanced Budget Relief Act and are expecting another relief act in 2000 that will help increase revenues among hospitals. Given the brightening picture and the belief that the market is somewhere near the bottom in terms of bad news, we plan to increase holdings cautiously in the health-care sector.


"If you've taken advantage of the tremendous bull run of the equity market, offsetting your portfolio with tax-free investments is a smart choice."

-- CNNfn, February 2, 2000


Within the transportation sector, we favor the airlines because they have done a good job of keeping seats full and fares high. Currently the fund holds revenue bonds backed by Northwest Airlines, Air Canada, United Airlines, and U.S. Airways, among others. Airport revenue bonds also continue to supply the portfolio with a steady stream of tax-exempt income, as evidenced by our longstanding investments in bonds issued by the Northwest Regional Airport and Denver City & County Airport.

High fuel prices and deregulation have made it difficult to navigate the utility sector. Furthermore, unattractive bond structures with short call dates have deterred us from delving heavily into this sector. Of course there has been opportunity in utility bonds, but in this sector we generally favor insured bonds, for which the insurance guarantees the principal and interest payments. North Carolina Eastern Municipal Power Agency is an example of a revenue bond that is insured by MBIA (Municipal Bond Insurance Agency).

* AFTER DIFFICULT PERIOD, LONG-TERM OUTLOOK IMPROVING

After rising significantly in 1999, interest rates continued to climb in the new year's first month. Just as importantly, the yield curve has become inverted; short-term interest rates are now higher than long-term interest rates. Historically such an inversion has been associated with a slowdown of economic growth and a decline in core inflation over time. In the meantime, the markets remain nervous about inflation, especially with prices of oil and other commodities rising sharply.

Inflationary concerns, accompanied by the expectation of further tightening by the Federal Reserve Board, should help keep municipal bond prices in a narrow range in the months ahead. However, once the Fed's interest-rate increases have their intended effect of slowing the economic pace, we believe that the municipal bond market will react positively and yields will begin to trend lower. Meanwhile, we will continue to focus on expanding the fund's high-yield allocation as long as we believe prices in this sector offer suitable compensation for its higher risk level. If we do not believe the pricing is right, then we will wait for better deals. It is our opinion that as the economy eventually cools off, your fund will be well positioned to offer strong performance.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/00, there is no guarantee the fund will continue to hold these securities in the future. The lower credit rating of high-yield bonds reflects a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free
High Yield Fund is designed for investors seeking high current income free from federal income tax through investments primarily in high-yield tax-exempt securities.




TOTAL RETURN FOR PERIODS ENDED 1/31/00

                      Class A           Class B            Class C              Class M
(inception dates)    (9/20/93)          (9/9/85)           (2/1/99)           (12/29/94)
                   NAV       POP      NAV      CDSC      NAV      CDSC      NAV        POP
--------------------------------------------------------------------------------------------
6 months          -3.55%    -8.10%   -3.82%   -8.51%    -3.94%   -4.88%    -3.69%     -6.79%
--------------------------------------------------------------------------------------------
1 year            -4.90     -9.44    -5.27    -9.76     -5.51    -6.41     -5.05      -8.10
--------------------------------------------------------------------------------------------
5 years           29.44     23.34    25.74    23.81     24.20    24.20     27.64      23.50
Annual average     5.30      4.28     4.69     4.36      4.43     4.43      5.00       4.31
--------------------------------------------------------------------------------------------
10 years          82.73     73.98    75.87    75.87     68.43    68.43     78.39      72.56
Annual average     6.21      5.69     5.81     5.81      5.35     5.35      5.96       5.61
--------------------------------------------------------------------------------------------
Life of fund     182.68    169.17   172.06   172.06    151.49   151.49    175.95     167.05
Annual average     7.49      7.12     7.20     7.20      6.62     6.62      7.31       7.06
--------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/00

                          Lehman Brothers Municipal      Consumer
                                  Bond Index            price index
----------------------------------------------------------------------
6 months                           -1.96%                  1.44%
----------------------------------------------------------------------
1 year                             -3.63                   2.67
----------------------------------------------------------------------
5 years                            35.23                  12.28
Annual average                      6.22                   2.34
----------------------------------------------------------------------
10 years                           94.87                  32.73
Annual average                      6.90                   2.87
----------------------------------------------------------------------
Life of fund                      206.74                  56.57
Annual average                      8.08                   3.16
----------------------------------------------------------------------

Past performance is not indicative of future results. More recent returns may be worth more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1- and 5-year periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class B shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.




PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/00

                                Class A       Class B       Class C       Class M
---------------------------------------------------------------------------------------
Distributions (number)             6             6             6             6
---------------------------------------------------------------------------------------
Income                         $0.404125     $0.365076     $0.348386     $0.383447
---------------------------------------------------------------------------------------
Capital gains1                     --            --            --            --
---------------------------------------------------------------------------------------
  Total                        $0.404125     $0.365076     $0.348386     $0.383447
---------------------------------------------------------------------------------------
Share value:                  NAV      POP       NAV           NAV      NAV      POP
---------------------------------------------------------------------------------------
7/31/99                      $14.13   $14.83   $14.15        $14.13    $14.14   $14.61
---------------------------------------------------------------------------------------
1/31/00                       13.23    13.89    13.25         13.23     13.24    13.68
---------------------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------------------
Current dividend rate2         6.14%    5.84%    5.52%         5.28%     5.82%    5.63%
---------------------------------------------------------------------------------------
Taxable equivalent3           10.16     9.67     9.14          8.74      9.63     9.32
---------------------------------------------------------------------------------------
Current 30-day SEC yield4      5.83     5.55     5.22          5.00      5.53     5.35
---------------------------------------------------------------------------------------
Taxable equivalent3            9.65     9.19     8.64          8.28      9.16     8.86
---------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.





TOTAL RETURN FOR PERIODS ENDED 12/31/99 (most recent calendar quarter)

                       Class A           Class B            Class C             Class M
(inception dates)     (9/20/93)          (9/9/85)           (2/1/99)           (12/29/94)
                    NAV       POP      NAV      CDSC      NAV      CDSC      NAV        POP
---------------------------------------------------------------------------------------------
6 months           -2.54%    -7.19%   -2.80%   -7.54%    -2.96%   -3.90%    -2.69%     -5.87%
---------------------------------------------------------------------------------------------
1 year             -2.93     -7.55    -3.43    -8.02     -3.88    -4.80     -3.28      -6.41
---------------------------------------------------------------------------------------------
5 years            34.33     27.93    30.37    28.37     28.77    28.77     32.08      27.81
Annual average      6.08      5.05     5.45     5.12      5.19     5.19      5.72       5.03
---------------------------------------------------------------------------------------------
10 years           83.64     74.93    76.83    76.83     69.17    69.17     79.20      73.41
Annual average      6.27      5.75     5.87     5.87      5.40     5.40      6.01       5.66
---------------------------------------------------------------------------------------------
Life of fund      185.03    171.42   174.46   174.46    153.57   153.57    178.11     169.14
Annual average      7.59      7.23     7.31     7.31      6.72     6.72      7.41       7.16
---------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




The fund's portfolio
January 31, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC                  -- AMBAC Indemnity Corporation
COP                    -- Certificate of Participation
FGIC                   -- Financial Guaranty Insurance Company
FHA Insd.              -- Federal Housing Administration Insured
FNMA Coll.             -- Federal National Mortgage Association Collateralized
FRB                    -- Floating Rate Bonds
FSA                    -- Financial Security Assurance
GNMA Coll.             -- Government National Mortgage Association Collateralized
G.O. Bonds             -- General Obligation Bonds
IFB                    -- Inverse Floating Rate Bonds
IF COP                 -- Inverse Floating Rate Certificate of Participation
MBIA                   -- Municipal Bond Investors Assurance Corporation
PSFG                   -- Permanent School Fund Guarantee
TRAN                   -- Tax Revenue Anticipation Notes
U.S. Govt. Coll.       -- U.S. Government Collateralized


MUNICIPAL BONDS AND NOTES (97.2%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Alabama (1.3%)
--------------------------------------------------------------------------------------------------------------------------
     $    5,000,000  Anniston, Indl. Dev. Rev. Bonds (Hoover Group
                       Inc.), 8 1/2s, 9/1/10                                                    B/P         $    5,256,250
          3,500,000  Baldwin Cnty., Eastern Shore Hlth. Care Auth.
                       Rev. Bonds, 5 3/4s, 4/1/27                                               Baa3             2,743,125
         10,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. Rev. Bonds,
                       5.7s, 5/1/19                                                             BBB-             8,050,000
          2,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                       7 7/8s, 5/1/19                                                           BBB-/P           2,202,500
          3,750,000  Jefferson Cnty., Swr. Rev. Bond (Rites-PA),
                       Ser. 487-R, FRB, 8.057s, 2/1/38
                       (acquired 3/23/99, cost $4,290,150) (RES)                                AAA              3,135,938
                                                                                                            --------------
                                                                                                                21,387,813

Alaska (1.4%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  AK Hsg. Fin. Auth. IFB, 8.3s, 12/1/19
                       (acquired 3/3/98, cost $11,113,800) (RES)                                AAA/P            9,387,500
                     AK State Hsg. Fin. Corp. Rev. Bonds
          3,235,000    7.7s, 12/1/35 (acquired 10/22/97,
                       cost $3,439,132) (RES)                                                   AA/P             2,802,319
         11,805,000    Ser. A, 5.55s, 6/1/34 (acquired 11/26/97,
                       cost $11,952,563) (RES)                                                  Aaa             10,506,450
                                                                                                            --------------
                                                                                                                22,696,269

Arizona (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                       (America West Airlines), 6 1/4s, 6/1/19                                  B1               5,430,000
          3,625,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa Grande
                       Regl. Med. Ctr.), Ser. B, 8 1/8s, 12/1/22                                B/P              3,461,875
          2,300,000  Scottsdale, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                       (Westminster Village), Ser. A, 8s, 6/1/11                                BB-/P            2,366,125
                                                                                                            --------------
                                                                                                                11,258,000

Arkansas (1.1%)
--------------------------------------------------------------------------------------------------------------------------
                     Northwest Regl. Apt. Auth. Rev. Bonds
         15,650,000    7 5/8s, 2/1/27                                                           BB/P            15,865,188
          3,000,000    7s, 2/1/10                                                               BB/P             3,000,000
                                                                                                            --------------
                                                                                                                18,865,188

California (9.8%)
--------------------------------------------------------------------------------------------------------------------------
                     ABAG Fin. Auth. COP (American Baptist Homes),
                       Ser. A
          7,000,000    5.85s, 10/1/27                                                           BBB-             5,766,250
          3,000,000    5 3/4s, 10/1/17                                                          BBB-             2,553,750
                     Anaheim, Pub. Fin. Auth. Lease Rev. Bonds,
                       Ser. C, FSA
          3,025,000    6s, 9/1/14                                                               Aaa              3,149,781
          3,000,000    6s, 9/1/13                                                               Aaa              3,172,500
          5,000,000  CA Poll. Control Fin. Auth. Rev. Bonds
                       (Laidlaw Environmental), Ser. A, 6.7s, 7/1/07                            B/P              4,962,500
          2,685,000  Colton, Comnty. Fac. Dist. Special Tax Bonds
                       (MT.  Vernon Corridor), 7 1/2s, 9/1/20                                   B/P              2,520,544
          8,000,000  Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s,
                       7/1/20 (acquired from 10/23/92 to 5/29/97,
                       cost $8,255,000) (RES)                                                   B-/P             7,680,000
                     Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
          5,700,000    (Air Canada), 8 3/4s, 10/1/14                                            Ba3              6,220,125
          5,070,000    (United Airlines, Inc.), 6 7/8s, 11/15/12                                Baa3             5,260,125
          5,000,000  Los Angeles, Wastewater Syst. IFB, FGIC, 5.294s,
                       11/1/06 (acquired 11/8/93, cost $5,417,200) (RES)                        Aaa              5,300,000
                     Redondo Beach, Redev. Agcy. Multi-Fam. Hsg.
                       Rev. Bonds (Heritage Point)
          3,075,000    Ser. B, 8 1/2s, 8/1/23                                                   BBB/P            3,086,531
          5,050,000    Ser. A, 6 1/2s, 9/1/23                                                   BBB/P            4,652,313
          5,000,000  San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
                       MBIA, 6 1/2s, 8/1/17                                                     Aaa              5,393,750
         21,000,000  San Bernardino Cnty., IF COP (PA-100-Med.
                       Ctr. Fin.), MBIA, 6 1/2s, 8/1/28 (acquired 6/27/95,
                       cost $22,664,040) (RES)                                                  AAA/P           25,068,750
         10,000,000  San Diego, Regl. Bldg. Auth. Lease COP, MBIA,
                       6.9s, 5/1/23                                                             Aaa              9,525,000
         10,000,000  San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                       Rev. Bonds, Ser. A, MBIA, 1/15/32                                        AAA              1,300,000
         10,000,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.), 8 3/8s,
                       7/1/29 (acquired 7/28/97, cost $10,000,000) (RES)                        B-/P             9,500,000
         10,000,000  Santa Clara Cnty., Hsg. Auth. Rev. Bonds
                       (Blossom River Apts), Ser. A, 6 1/2s, 9/1/39                             B+/P             8,825,000
          9,650,000  Southern CA Pub. Pwr. Auth. IFB (Transmission),
                       7.255s, 7/1/12                                                           Aa3              9,987,750
         19,100,000  Vallejo, COP (Marine World Foundation),
                       7.2s, 2/1/26                                                             BB+/P           19,983,375
         10,500,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                    BB+/P            9,765,000
                     Valley Hlth. Syst. Hosp. Rev. Bonds
          1,500,000    6 1/2s, 5/15/25                                                          BBB-             1,327,500
          3,000,000    Ser. A, 6 1/2s, 5/15/15                                                  BBB-             2,748,750
          6,000,000  Ventura, Port. Dist. COP, 6 3/8s, 8/1/28                                   B/P              5,250,000
                                                                                                            --------------
                                                                                                               162,999,294

Colorado (5.2%)
--------------------------------------------------------------------------------------------------------------------------
         13,000,000  Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                       Rev. Bonds, Ser. E-470, 7s, 8/31/26                                      Aaa             14,543,750
                     CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.)
         10,000,000    8 3/8s, 12/1/26                                                          B+/P            11,012,500
          5,000,000    8.3s, 12/1/17                                                            B+/P             5,500,000
          9,500,000  CO Hsg. Fin. Auth. Rev. Bonds, Ser. C-3,
                       FHA Insd., 5.7s, 10/1/21                                                 AA+              8,763,750
                     Denver, City & Cnty. Arpt. Rev. Bonds
         17,925,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1            19,157,344
          6,475,000    Ser. A, 8 3/4s, 11/15/23, Prerefunded                                    Aaa              7,033,469
          8,000,000    Ser. D, MBIA, 7 3/4s, 11/15/13                                           Aaa              9,500,000
          3,915,000    Ser. A, 7 1/4s, 11/15/25                                                 AAA              4,237,988
          6,350,000  Douglas Cnty., School Distr. G.O. Bonds
                       (North Regl. 1, Douglas & Elebert Cntys.),
                       MBIA, 7s, 12/15/12                                                       Aaa              7,159,625
                                                                                                            --------------
                                                                                                                86,908,426

Connecticut (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          6,275,000  CT State Dev. Auth. Hlth. Care Rev. Bonds
                       (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21                         AAA/P            6,949,563
          6,000,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                       (Western MA), Ser. A, 5.85s, 9/1/28                                      Ba1              5,235,000
                     CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          4,944,567    Ser. A, 7 3/4s, 11/1/17                                                  CCC/P            4,419,207
            457,428    Ser. B, zero %, 3/1/21                                                   CCC/P               70,901
          5,500,000  CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                       7.924s, 6/10/30                                                          Aaa              5,046,250
          6,500,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Edgehill), Ser. A, 6 7/8s, 7/1/27                                       BB-/P            6,012,500
                                                                                                            --------------
                                                                                                                27,733,421

District of Columbia (3.7%)
--------------------------------------------------------------------------------------------------------------------------
                     DC G.O. Bonds
         17,000,000    Ser. A, 6 3/8s, 6/1/26                                                   AAA             18,253,750
         10,000,000    Ser. A, 6s, 6/1/26                                                       BBB              9,287,500
          7,220,000    Ser. B, MBIA, 6s, 6/1/12                                                 Aaa              7,445,625
                     DC Rev. Bonds (National Public Radio)
          4,400,000    7.7s, 1/1/23                                                             BB+/P            4,653,000
          2,500,000    7 5/8s, 1/1/18                                                           BB+/P            2,640,625
         18,630,000  DC Rev. Bonds COP, 7.3s, 1/1/13                                            BBB-            19,631,363
                                                                                                            --------------
                                                                                                                61,911,863

Florida (4.0%)
--------------------------------------------------------------------------------------------------------------------------
          9,260,000  Brevard Cnty., Hlth. Auth. Rev. Bonds
                       (Courtenay Springs Village), 7 3/4s, 11/15/24                            AAA/P           10,510,100
          5,180,000  FL State Gen. Svcs. Rev. Bonds, 8 1/4s, 7/1/11
                       (acquired 9/2/98, cost $6,687,794) (RES)                                 AAA/P            5,698,000
         24,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                       (FL Crushed Stone Co.), 8 1/2s, 12/1/14                                  B+/P            25,920,000
          5,970,000  Hillsborough Cnty., Aviation Auth. Special Purpose
                       Fac. Rev. Bonds (U.S. Air Inc.), 8.6s, 1/15/22                           B                6,358,050
          3,895,000  Palm Beach Cnty., Student Hsg. Rev. Bonds
                       (Palm Beach Cmnty. College), Ser. A, 8s, 3/1/23                          B-/P             3,495,763
                     Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                       (FL Terminals Inc.), Ser. A
          3,125,000    7 3/4s, 5/1/21                                                           BB/P             3,238,281
          2,880,000    7 1/2s, 5/1/15                                                           BB/P             2,970,000
          4,000,000  St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth.
                       Rev. Bonds (Glenmoor St. Johns Project),
                       Ser. A, 8s, 1/1/30                                                       B+/P             3,855,000
          4,000,000  Volusia Cnty., Edl. Fac. Auth. Rev. Bonds (Embry
                       Riddle), Ser. B, AMBAC, 5 1/2s, 10/15/14                                 AAA/P            3,870,000
                                                                                                            --------------
                                                                                                                65,915,194

Georgia (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,100,000  Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                       (Boise Cascade Corp.), 7s, 9/1/14                                        Baa3             5,182,875
          8,000,000    Ser. B, 10s, 4/1/17                                                      AAA/P            9,110,000
          5,900,000    Ser. A, 7 1/2s, 4/1/17                                                   AAA/P            6,349,875
          9,500,000  Forsyth Cnty., Dev. Auth. Indl. Rev. Bonds
                       (Hoover Group Inc.), 8 1/2s, 12/1/05                                     B/P             10,248,125
          6,000,000  Forsyth Cnty., Hosp. Auth. Rev. Bonds (GA Baptist
                       Hlth. Care Syst.), 6 3/8s, 10/1/28                                       B/P              4,972,500
          9,200,000  GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. B, FSA,
                       6 3/8s, 1/1/16                                                           Aaa              9,637,000
                     Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                       Rev. Bonds (Visay Paper Inc.)
          5,875,000    7 1/2s, 1/1/26                                                           BB/P             6,021,875
         13,595,000    7.4s, 1/1/16                                                             BB/P            13,934,875
          3,160,000  Savannah, Econ. Dev. Auth. Poll. Control Rev. Bonds
                       (Stone Container Corp.), 8 1/8s, 7/1/15                                  B/P              3,361,450
                                                                                                            --------------
                                                                                                                68,818,575

Hawaii (1.2%)
--------------------------------------------------------------------------------------------------------------------------
                     HI State G.O. Bonds
          8,330,000    Ser. CM, FGIC, 6 1/2s, 12/1/16                                           Aaa              8,819,388
          5,330,000    Ser. C, FGIC, 6 1/2s, 12/1/15                                            Aaa              5,669,788
          5,000,000    Ser. C, FGIC, 6 1/2s, 12/1/14                                            Aaa              5,331,250
                                                                                                            --------------
                                                                                                                19,820,426

Illinois (3.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Chicago, Board of Ed. G.O. Bonds (Chicago
                       Reform School), Ser. A, 5 1/4s, 12/1/22                                  AAA              4,368,750
          5,000,000  Chicago, Gas Supply Rev. Bonds (Peoples Gas & Lt.),
                       Ser. A, 6 7/8s, 3/1/15                                                   Aa3              5,268,750
          2,035,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                       (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                        Baa2             2,133,168
          3,000,000  East Chicago, Ind. Exempt Fac Rev. Bonds
                       (Ispat Inland, Inc.), 7s, 1/1/14                                         B1               2,733,750
          4,053,000  Huntley, Special Tax Bonds, Ser. A., 6.45s, 3/1/28                         BB/P             3,749,025
                     IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
          5,000,000    (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                       4/15/19 (acquired 5/10/90, cost $4,777,700)
                       (In default) (NON) (RES)                                                 D/P              3,850,000
          1,140,000    (Mercy Hsg. Corp.), 7s, 8/1/24                                           Baa1             1,248,300
                     IL Dev. Fin. Auth. Rev. Bonds (Cmty. Rehab.
                       Providers Fac.)
          1,805,000    8 1/4s, 8/1/12 (acquired 8/4/92,
                       cost $1,805,000) (RES)                                                   B/P              1,870,431
          2,450,000    Ser. A, 7 7/8s, 7/1/20                                                   B/P              2,789,938
          4,670,000    Ser. A, 7 7/8s, 7/1/20, prerefunded                                      AAA/P            5,335,475
          3,065,000    Ser. A, 7 1/2s, 3/1/14                                                   B/P              3,363,838
            735,000    Ser. A, 7 1/4s, 3/1/04                                                   B/P                767,156
                     IL Hlth. Fac. Auth. Rev. Bonds
          5,860,000    (Victor C. Neumann Associates), 7 1/4s, 7/1/18                           B/P              5,310,625
          3,000,000    (Glen Oaks Med. Ctr.), Ser. B, 7s, 11/15/19                              AAA              3,228,750
          3,000,000    (Hinsdale Hosp.), Ser. A, 7s, 11/15/19                                   Baa1             3,228,750
          5,000,000    (Glen Oaks Medical Ctr.), Ser. B, 6.95s, 11/15/13                        AAA              5,812,500
          5,170,000    (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                                Baa1             6,010,125
                                                                                                            --------------
                                                                                                                61,069,331

Indiana (1.8%)
--------------------------------------------------------------------------------------------------------------------------
                     East Chicago, Poll. Control Rev. Bonds
                       (Inland Steel Co.)
         12,000,000    7 1/8s, 6/1/07                                                           B1              11,805,000
         14,295,000    6.8s, 6/1/13                                                             BB              13,383,694
          4,500,000  Plainfield Indl. Econ. Dev. Rev. Bonds
                       (Earl M. Jorgensen Co.), 8 1/2s, 9/1/04                                  B-/P             4,713,750
                                                                                                            --------------
                                                                                                                29,902,444

Iowa (1.7%)
--------------------------------------------------------------------------------------------------------------------------
                     IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                       (Care Initiatives)
        $22,000,000    9 1/4s, 7/1/25                                                           BB/P            26,620,000
          1,415,000    9.15s, 7/1/09                                                            BB/P             1,657,319
            210,000  Marion Cnty., 1st Mtge. Rev. Bonds (AHF/Kentucky
                       Iowa, Inc.), 10 1/4s, 1/1/20                                             B-/P               210,263
                                                                                                            --------------
                                                                                                                28,487,582

Kentucky (0.4%)
--------------------------------------------------------------------------------------------------------------------------
                     Jefferson Cnty., Hosp. IFB, MBIA
          1,500,000    6.436s, 10/23/14                                                         Aaa              1,678,125
          3,500,000    6.436s, 10/23/14, Prerefunded                                            Aaa              3,723,125
          1,215,000  Lexington-Fayette Cnty., Urban Govt. 1st Mtge.
                       Rev. Bonds (AHF/Kentucky Iowa, Inc.),
                       10 1/4s, 1/1/20                                                          B-/P             1,216,519
                                                                                                            --------------
                                                                                                                 6,617,769

Louisiana (4.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,900,000  Beauregard, Parish Rev. Bonds (Boise
                       Cascade Corp.), 7 3/4s, 6/1/21                                           Baa3             2,994,250
          8,050,000  Hodge, Combined Util. Rev. Bonds (Stone
                       Container Corp.), 9s, 3/1/10                                             B/P              8,224,122
          7,000,000  LA Hlth. Ed. Auth. Rev. Bonds (Lambert House),
                       Ser. A, 6.2s, 1/1/28                                                     B/P              5,696,250
          5,335,000  LA Local Govt. Env. Facs.Comnty. Dev. Auth.
                       Rev. Bonds (St. James Place), Ser. A, 8s, 11/1/19                        B-/P             5,074,919
          2,000,000  LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
                       (St. James Place), 10s, 11/1/21                                          B-/P             2,210,000
         20,500,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                       Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                              A3              22,063,125
          7,000,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                       (Continental Grain Co.), 7 1/2s, 7/1/13                                  CC               6,851,250
                     St. James Parish, Solid Waste Disp. Rev. Bonds
                       (Kaiser Aluminum)
          9,000,000    7 3/4s, 8/1/22                                                           B-/P             9,348,750
         19,000,000    7.7s, 12/1/14                                                            Ba1             20,116,250
                                                                                                            --------------
                                                                                                                82,578,916

Maryland (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Denton, 1st Mtge. Rev. Bonds (Shore Nursing
                       Rehab. Ctr.), 9s, 4/1/20                                                 B-/P             2,518,750

Massachusetts (6.6%)
--------------------------------------------------------------------------------------------------------------------------
                     Atlas Boston Tax Exempt Rev. Bonds
          3,170,000    Ser. 99-1, 7 1/4s, 1/1/35                                                B/P              3,063,013
          6,000,000    Ser. 1, 6.65s, 1/1/35                                                    BBB/P            5,790,000
                     MA State Dev. Fin. Agcy. Rev. Bonds
          4,210,000    (Alden Place), 6 3/4s, 7/1/30                                            B/P              3,610,075
          6,110,000    (Merrimack Place), 6 3/4s, 7/1/30                                        B/P              5,239,325
          9,665,000  MA State G.O. Bonds, Ser. 25, 8.22s, 11/1/11
                       (acquired 8/13/98, cost $14,375,270) (RES)                               Aa3             10,522,769
                     MA State Hlth. & Edl. Fac. Auth. IFB
          5,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 9.5405s, 8/12/21                     Aaa              5,337,500
          5,600,000    (Boston U.), Ser. L, MBIA, 7.914s, 7/1/25                                Aaa              5,243,000
          2,000,000    (Beth Israel-Deaconess Hosp.), AMBAC,
                       8.585s, 10/1/31                                                          Aaa              2,120,000
          3,325,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Ba1              3,516,188
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          4,000,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            4,280,000
         30,635,000    Ser. A, 9s, 7/1/15                                                       BB-/P           32,741,156
                     MA State Indl. Fin. Agcy. Rev. Bonds
          8,800,000    (Orchard Cove Inc.), U. S. Govt. Coll., 9s, 5/1/22                       AAA/P            9,812,000
          2,255,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            2,360,895
          3,000,000    (Emerson College), 8 1/4s, 1/1/17                                        BBB-/P           3,243,750
          5,000,000    (Evanswood Bethzatha Corp.), 8s, 1/15/27                                 B-/P             4,700,000
          3,500,000    (1st Mtge. Evanswood Bethzatha-A),
                       7 7/8s, 1/15/20                                                          B-/P             3,290,000
          2,065,000    (Sr. Living Fac. Forge Hill), 7s, 4/1/17                                 B/P              1,809,456
          3,830,000  Worcester Mtge. Rev. Bonds (Briarwood Issue),
                       9 1/4s, 12/1/22                                                          BB-/P            4,145,975
                                                                                                            --------------
                                                                                                               110,825,102

Michigan (5.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,456,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                       (Glacier Hills Inc.), 8 3/8s, 1/15/19 (SEG)                              B+/P             2,506,864
         19,940,000  Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                       Ser. A, 9 1/2s, 5/1/21                                                   BBB+/P          22,606,975
          4,100,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                       Rev. Bonds, Ser. A, 5 1/2s, 5/1/21                                       A2               3,541,375
                     Garden Cty, Hosp. Fin. Auth. Rev. Bonds
                       (Garden City Hosp.)
          3,000,000    Ser. A, 5 3/4s, 9/1/17                                                   BB/P             2,403,750
          3,000,000    Ser. A, 5 5/8s, 9/1/10                                                   BB/P             2,546,250
          2,675,000  MI State Hosp. Fin. Auth. Rev. Bonds
                       (Garden City Hosp.), 8.3s, 9/1/02                                        Ba3              2,838,844
          7,500,000  MI State Strategic Fund Ltd. Oblig. IFB 9.308s,
                       9/1/25 (acquired 3/9/98, cost $9,018,750) (RES)                          Aaa              7,678,125
          5,600,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              5,794,208
          7,500,000  MI State Strategic Fund Resource Recvy. Ltd. Oblig.
                       Rev. Bonds (Central Wayne Energy Rec.), Ser. A,
                       7s, 7/1/27                                                               B/P              6,675,000
         26,955,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                       (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                                   B+/P            27,835,889
          5,600,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                       (Canterbury Hlth.), 6s, 1/1/39
                       (acquired 12/31/98, cost $5,600,000) (RES)                               B-/P             4,186,000
          4,000,000  Wayne Charter Cnty., Special Arpt. Facs. Rev. Bonds
                       (Northwest Airlines), 6s, 12/1/29                                        BB+              3,440,000
                                                                                                            --------------
                                                                                                                92,053,280

Minnesota (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,810,000  Chaska, Indl. Dev. Rev. Bonds (Lifecore
                       Biomedical, Inc.), 10 1/4s, 9/1/20                                       BB/P             3,014,512
          5,000,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                       7.2s, 10/1/24                                                            Baa3             5,000,000
          2,200,000  Minneapolis Rev. Bonds (Walker Methodist
                       Sr. Svcs.), Ser. A, 6s, 11/15/28                                         BB-/P            1,743,500
          5,870,000  Minneapolis, Single Family Rev. Bonds (Phase V),
                       FNMA Coll. & GNMA Coll., 6 1/4s, 4/1/22                                  Aaa              5,892,013
          3,200,000  Shakopee Multi-Fam. Adj. Rate Rev. Bonds
                       (Riva Ridge Apts.), 8 1/2s, 12/1/08                                      B-/P             3,200,000
                                                                                                            --------------
                                                                                                                18,850,025

Montana (0.6%)
--------------------------------------------------------------------------------------------------------------------------
         13,850,000  MT State Hlth. Fac. Auth. Hosp. Fac. IFB, AMBAC,
                       6.709s, 2/25/25                                                          Aaa             10,612,563

Nebraska (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Kearney, Indl. Dev. Rev. Bonds (Great Platte
                       River Road), 6 3/4s, 1/1/28                                              B-/P             3,912,500
          2,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                       9.183s, 11/15/16                                                         Aaa              2,150,000
         12,100,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                       Ser. D, GNMA Coll., 8.881s, 3/1/26                                       Aaa             11,177,375
                                                                                                            --------------
                                                                                                                17,239,875

New Hampshire (3.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  NH Bus. Fin. Auth. Rev. Bonds (Alice Peck Day
                       Hlth. Syst.), Ser. A, 7s, 10/1/29                                        BB+/P            2,137,500
                     NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,285,000    (Franklin Regl. Hosp.), 8 3/4s, 9/1/19                                   BBB/P            2,412,572
          9,000,000    (1st Mtge.- Rivermead Peterborough),
                       8 1/2s, 7/1/24                                                           AAA             10,305,000
          5,900,000    (Havenwood-Heritage Heights), 7.35s, 1/1/18                              BB/P             5,966,375
          3,000,000    (Rivermead at Peterborough), 5 3/4s, 7/1/28                              BB/P             2,377,500
          3,750,000    (Lakes Region Hosp.), 5 3/4s, 1/1/08                                     A-/P             3,496,875
          9,200,000  NH State Bus. Fin. Auth. Poll. Control & Solid Waste
                       Rev. Bonds (Crown Paper Co.), 7 3/4s, 1/1/22                             B                8,257,000
         12,000,000  NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
                       (Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                      BBB-            10,785,000
                     NH State Bus. Fin. Auth. Rev. Bonds
          4,000,000    (Franklin Regl. Hosp. Assn. PJ), Ser. A, 6.05s, 9/1/29                   BBB/P            3,230,000
          3,550,000    (Proctor Academy), Ser. A, 5.6s, 6/1/28                                  Baa2             3,057,438
                                                                                                            --------------
                                                                                                                52,025,260

New Jersey (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24
                       (acquired 4/12/94, cost $4,250,000) (RES)                                B/P              5,262,500
          5,250,000  NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                       (Meridian Assisted Living), 6 3/4s, 8/1/30                               B/P              4,495,313
                     NJ Econ. Dev. Auth. Rev. Bonds
          7,000,000    (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25                            B/P              7,472,500
         12,000,000    (Newark Arpt. Marriot Hotel), 7s, 10/1/14                                BBB/P           12,120,000
          6,000,000  NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                       (Continental Airlines, Inc.), 6 1/4s, 9/15/29                            Ba2              5,280,000
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          4,780,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              4,931,908
          4,000,000    (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                            BBB-             3,760,000
          4,000,000  NJ State Hsg. & Mtge. Fin. Agcy. Rev. IFB, Ser. I, 7.32s,
                       11/1/07 (acquired 2/11/93, cost $3,785,680) (RES)                        A+/P             4,150,000
          5,000,000  NJ State Trans Auth. Rev. Bonds IFB, MBIA,
                       9.714s, 2010                                                             AAA              5,906,250
          4,000,000  Salem Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds,
                       8.841s, 10/1/29 (acquired 10/28/94,
                       cost $3,785,680) (RES)                                                   Aaa              4,205,000
                                                                                                            --------------
                                                                                                                57,583,471

New Mexico (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                       Pwr Co. San Juan), Ser. A, 6.95s, 10/1/20                                Ba3              8,707,500

New York (8.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,400,000  Colonie, Indl. Dev. Agcy. Rev. Bonds (Cap. Compost
                       & Waste), Ser. A, 6 3/4s, 6/1/21                                         B-/P             3,009,000
         13,640,000  Metropolitan Trans. Auth. Fac. Rev. Bonds, Ser. A,
                       MBIA, 6 1/4s, 4/1/12                                                     Aaa             14,526,600
                     Metropolitan Trans. Auth. Svcs. Contract Fac.
                       Rev. Bonds
          4,000,000    (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                                  A-               3,990,000
          8,250,000    (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                    A-               8,229,375
         12,500,000  NY City, G.O. Bonds, Ser. D, 5 1/4s, 8/1/21                                A3              10,796,875
                     NY City, Indl. Dev. Agcy. Rev. Bonds
          1,000,000    (Visy Paper Inc.), 7.95s, 1/1/28                                         B/P              1,031,250
          9,000,000    (Paper Inc.), 7.8s, 1/1/16                                               B/P              9,258,750
          4,000,000    (Field Hotel Assoc.), 6s, 11/1/28                                        B/P              3,340,000
          5,000,000  NY City, Muni. Assistance Corp. IFB, Ser. 337B,
                       8.773s, 7/1/08 (acquired 3/1/98,
                       cost $6,169,900) (RES)                                                   AA/P             5,468,750
          5,000,000  NY City, Muni. Assistance Corp. Rev. Bonds
                       (PA 337A), 8.2s, 7/1/07 (acquired 3/19/98,
                       cost $6,169,900) (RES)                                                   AA/P             5,468,750
          6,280,000  NY City, Rev. Bonds, 6s, 8/1/06 (acquired 9/12/97,
                       cost $7,384,526) (RES)                                                   AAA/P            6,853,050
         10,750,000  NY State Dorm. Auth. IFB, MBIA, 8.037s, 7/1/13
                       (acquired 10/22/97, cost $15,191,120) (RES)                              AAA/P           11,005,313
          2,800,000  NY State Dorm. Auth. Lease Rev. Bonds
                       (Court Facs.), 6s, 5/15/39                                               A3               2,649,500
          8,000,000  NY State Energy Res. & Dev. Auth. Poll.
                       Control IFB, FGIC, 9.398s, 7/1/29
                       (acquired 12/19/94, cost $8,353,120) (RES)                               Aaa              9,130,000
          5,000,000  NY State Energy Res. & Dev. Auth. Poll.
                       Control Rev. Bonds (Lilco Project),
                       Ser. B, 5.15s, 3/1/16                                                    A-               4,362,500
         11,185,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                       (PA 198), 7.95s, 6/15/10 (acquired 10/22/97,
                       cost $6,012,500) (RES)                                                   Aaa             12,359,425
          5,500,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                       Ser. A, AMBAC, FHA Insd., 6 1/2s, 8/15/29                                Aaa              5,960,625
          7,000,000  NY State Urban Dev. Corp. Rev. Bonds,
                       7 1/2s, 4/1/20                                                           B/P              7,385,000
          5,000,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Solvay Paperboard LLC), 7s, 11/1/30                                     B                4,806,250
          3,000,000  Port Auth. NY & NJ Rev. Bonds Cons., Ser. 78,
                       MBIA, 4 3/4s, 1/1/24                                                     Aaa              2,407,500
          3,500,000  Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Southampton Hosp.), Ser. A, 7 1/4s, 1/1/30                              B-/P             3,132,500
          8,000,000  Suffolk Cnty., Indl. Dev. Agcy. Fac. Civic Fac.
                       Rev. Bonds (Southampton Hosp. Assn.), Ser. B,
                       7 5/8s, 1/1/30                                                           B-/P             7,320,000
                                                                                                            --------------
                                                                                                               142,491,013

North Carolina (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. B,
                       MBIA, 7s, 1/1/08                                                         Aaa              4,405,000
          7,500,000  NC Muni. Pwr. Agcy. Rev. Bonds (No. 1,
                       Catawba Elec.), MBIA, 6s, 1/1/11                                         Aaa              7,800,000
                                                                                                            --------------
                                                                                                                12,205,000

Ohio (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          6,150,000  OH State Solid Waste Rev. Bonds, 8 1/2s,
                       8/1/22 (CSC Ltd.)                                                        CCC/P            5,904,000

Oklahoma (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  OK Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                       (Doane Products Co.), 6 1/4s, 7/15/23                                    BB-/P            2,535,000
          4,250,000  OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                       Ser. A, 5 5/8s, 8/15/29                                                  Baa2             3,049,375
          6,000,000  Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds
                       (Doane Prods Co.), 7 1/4s, 6/1/17                                        BB-/P            6,000,000
          6,475,000  Tulsa, Indl. Auth. Rev. Bonds (U. of Tulsa), Ser. A,
                       MBIA, 6s, 10/1/11                                                        Aaa              6,790,656
                                                                                                            --------------
                                                                                                                18,375,031

Oregon (0.8%)
--------------------------------------------------------------------------------------------------------------------------
         14,900,000  Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                       (Terwilliger Plaza Project), 6 1/2s, 12/1/29                             BB-/P           12,646,375

Pennsylvania (5.0%)
--------------------------------------------------------------------------------------------------------------------------
                     Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                       Rev. Bonds (U.S. Air, Inc.)
          1,330,000    Ser. A, 8 7/8s, 3/1/21                                                   B                1,406,475
          5,035,000    Ser. B, 8 1/2s, 3/1/21                                                   B                5,280,456
         12,500,000  Dauphin Cnty., Gen. Auth. Rev. Bonds
                       (Office & Pkg.), Ser. A, 6s, 1/15/25                                     BB-/P           10,859,375
          5,370,000  PA Convention Ctr. Auth. Rev. Bonds, Ser. A, FSA,
                       6 3/4s, 9/1/19                                                           Aaa              5,786,175
                     PA Econ. Dev. Fin. Auth. Qualified Res. Properties
                       Rev. Bonds
          3,500,000    (RSI Properties/Greensburg LLC), Ser. B,
                       8s, 9/1/27                                                               CCC/P            2,800,000
          4,400,000    (RSI Properties/Buttler LLC), Ser. A, 8s, 9/1/27                         CCC/P            3,520,000
          4,800,000  PA Hsg. Fin. Agcy. IFB, 8.059s, 4/1/25                                     AA+              4,728,000
                     PA State Econ. Dev. Fin. Auth. Resource Recvy.
                       Rev. Bonds
         13,000,000    (Colver), Ser. E, 8.05s, 12/1/15                                         BB-/P           13,780,000
          6,250,000    (Northhampton), Ser. B, 6 3/4s, 1/1/07                                   BBB-/P           6,328,125
          7,250,000    (Northampton Generating), Ser. A, 6.6s, 1/1/19                           BBB-             6,941,875
          8,900,000  PA State Higher Ed. Assistance Agcy. Student Loan,
                       Ser. A&B, 7 1/4s, 7/1/18 (acquired from 12/4/96
                       to 3/18/98, cost $9,098,120) (In default) (NON) (RES)                    Caa3             2,937,000
          2,500,000  PA State Higher Ed. Assistance Agcy. Student Loan
                       IFB, AMBAC, 9.623s, 9/1/26                                               Aaa              2,781,250
          5,300,000  Philadelphia, Muni. Auth. Rev. Bonds, Ser. C,
                       8 5/8s, 11/15/16                                                         Aaa              5,763,750
          4,760,000  Philadelphia, Wtr. & Wastewtr. Rev. Bonds, FGIC,
                       10s, 6/15/05                                                             Aaa              5,801,250
          4,000,000  Pottsville Hosp. Auth Rev. Bonds (Pottsville Hosp.
                       Warne Clinic), 7s, 7/1/14                                                BB/P             4,375,000
                                                                                                            --------------
                                                                                                                83,088,731

Puerto Rico (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Cmnwlth. of PR, IFB, MBIA, 7.784s, 7/1/08                                  AAA              4,180,000
          3,305,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                       Ser. Z, MBIA, 6 1/4s, 7/1/12                                             Aaa              3,557,006
                                                                                                            --------------
                                                                                                                 7,737,006

South Carolina (2.2%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Charleston Cnty., Indl. Rev. Bonds (Zeigler
                       Coal Holding), 6.95s, 8/10/28                                            B-/P             8,425,000
         11,150,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds (Stone
                       Container Corp.), 7 3/8s, 2/1/07                                         B/P             11,442,688
         10,355,000  SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                       Hosp.-Franciscan Sisters), 7s, 7/1/15                                    Baa1            11,157,513
          5,000,000  Spartanburg Cnty., Hosp. Fac. IFB, FSA,
                       8.756s, 4/13/22                                                          Aaa              5,556,250
                                                                                                            --------------
                                                                                                                36,581,451

Tennessee (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          7,500,000  McMinn Cnty., Indl. Dev. Brd. Poll. Control
                       Rev. Bonds (Newsprint Co.), 7 5/8s, 3/1/16                               Baa2             7,706,250

Texas (5.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,350,000  Abilene, Health Fac. Dev. Corp. Rev. Bonds (Sears
                       Methodist Retirement), Ser. A, 5.9s, 11/15/25                            BB+/P            4,259,938
          5,000,000  Amarillo, Hlth. Fac. Corp. Rev. Bonds (Sears
                       Panhandle Retirement), Ser. B, 7 3/4s, 8/15/26                           AAA              5,725,000
                     Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Heartway Corp.)
            635,000    Ser. B, 10s, 3/1/19                                                      CCC/P                  794
          3,765,000    Ser. A, 9 1/2s, 3/1/19                                                   CCC/P            3,388,500
          5,280,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Nancy Travis Memorial Hosp.), 10s, 5/15/13                              B/P              5,907,000
                     Dallas Cnty., G.O. Bonds (Flood Control Dist. (SEG)1)
         10,000,000    stepped-coupon, (8.5s, 10/1/99), 4/1/16
                       (acquired 11/18/94, cost $6,706,000) (RES) (STP)                         BB-/P           10,762,500
            500,000    zero %, 8/1/00 (acquired 3/10/99,
                       cost $442,880) (RES)                                                     BB-/P              476,510
         10,000,000  Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                       Rev. Bonds (American Airlines), GTY AGMT,
                       6 3/8s, 5/1/35                                                           Baa1             9,212,500
          6,655,000  Harris Cnty., Hlth. Facs. Dev. Rev. Bonds
                       (Christus Health), Ser. A, 5 3/4s, 7/1/14                                AAA              6,546,856
         15,000,000  Houston, City G.O. Bonds, Ser. C, 7s, 3/1/08                               Aa3             16,462,500
         10,000,000  Houston, Indpt. School Dist., Ltd. G. O. Bonds,
                       Ser. A, PSFG, 4 3/4s, 2/15/26                                            Aaa              7,875,000
          3,000,000  Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Mem. Hlth. Syst. of East TX), 5.7s, 2/15/28                             BBB-             2,298,750
          5,265,000  Round Rock, Hotel Occupancy Tax Rev. Bonds
                       (Convention Ctr. Complex), 5.85s, 12/1/24                                BB/P             4,514,738
          8,000,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                       Ser. C, GNMA Coll, FNMA Coll, 9.612s, 7/2/24                             AAA              8,550,000
                                                                                                            --------------
                                                                                                                85,980,586

Utah (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                       MBIA, 6 1/4s, 2/15/23                                                    Aaa              5,025,000
          5,500,000  Tooele Cnty., Poll. Control Rev. Bonds (Laidlaw
                       Environmental), Ser. A, 7.55s, 7/1/27                                    B/P              5,603,125
                                                                                                            --------------
                                                                                                                10,628,125

Virginia (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB, FGIC,
                       8.354s, 8/15/23                                                          Aaa              4,989,375
          2,000,000  Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                       Hlth. Syst.), FSA, 8.988s, 8/23/27                                       Aaa              1,910,000
         10,435,000  Hopewell, Indl. Dev. Rev. Bonds (Stone Container
                       Corp.), 8 1/4s, 6/1/16                                                   B/P             11,021,969
          9,010,000  Suffolk, Redev. & Hsg. Auth. Rev. Bonds
                       (Beach-Oxford Apts.), 6 1/4s, 10/1/33                                    B+/P             7,962,588
                                                                                                            --------------
                                                                                                                25,883,932

Washington (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  Spokane Cnty., Indl. Dev. Corp. Solid Waste Disp.
                       Rev Bonds (Kiaser Alummin. & Chemical Corp.),
                       7.6s, 3/1/27                                                             B-/P             3,574,375
          2,600,000  WA State Hsg. Fin. Comm. Multi-Fam. Rev. Bonds
                       (Clare House Apts.), Ser. A, 5 3/4s, 7/1/30                              Aa3              2,359,500
                     WA State Pub. Pwr. Supply Syst. Rev. Bonds
                       (Nuclear No. 3)
          5,000,000    Ser. C, MBIA, 7 1/2s, 7/1/08                                             Aaa              5,681,250
          5,000,000    Ser. B, MBIA, 7 1/8s, 7/1/16                                             Aaa              5,612,500
          5,500,000  Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds
                       (Healtheast), 5 1/2s, 11/15/27                                           BBB-             3,953,113
                                                                                                            --------------
                                                                                                                21,180,738

West Virginia (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Weirton, Poll. Control Rev. Bonds (Weirton
                       Steel Corp.), 8 5/8s, 11/1/14                                            B2               4,918,750
                                                                                                            --------------
                     Total Municipal Bonds and Notes
                       (cost $1,654,638,046)                                                                $1,622,713,325

PREFERRED STOCKS (0.8%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
          8,000,000  Charter Mac Equity 144A Ser. A, 6.625%, cum. pfd.                                      $    7,740,000
          6,000,000  MuniMae TE Bond Subsidiary, LLC 144A 6.875%, cum. pfd.                                      5,910,000
                                                                                                            --------------
                     Total Preferred Stocks (cost $14,000,000)                                              $   13,650,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,668,638,046) (b)                                            $1,636,363,325
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,670,249,437.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      January 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2000 Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $1,668,638,046, resulting in gross unrealized appreciation and depreciation of $55,020,967 and $87,295,688, respectively, or net unrealized depreciation of $32,274,721.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2000 was $185,265,080 or 11.1% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and FRB's are the current interest rates at January 31, 2000.

      The fund had the following industry group concentrations greater than 10% at January 31, 2000 (as a percentage of net assets):

            Health care       29.1%
            Utilities         10.8
            Transportation    10.4


-------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2000 (Unaudited)
                                     Aggregate Face     Expiration  Unrealized
                        Total Value      Value             Date    Depreciation
-------------------------------------------------------------------------------
Municipal Bond
Index (Long)            $57,314,500   $58,661,891         Mar-00  $(1,347,391)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
January 31, 2000 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,668,638,046) (Note 1)                                        $1,636,363,325
-----------------------------------------------------------------------------------------------
Cash                                                                                 12,466,330
-----------------------------------------------------------------------------------------------
Interest receivable                                                                  27,519,220
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                2,317,824
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        1,642,642
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,680,309,341

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                            375,250
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 3,565,416
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            4,587,215
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            795,151
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               77,658
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            36,007
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              4,326
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  568,582
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   50,299
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    10,059,904
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,670,249,437

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,809,586,207
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            545,259
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (106,259,917)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (33,622,112)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,670,249,437

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,126,674,876 divided by 85,138,455 shares)                                            $13.23
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $13.23)*                                  $13.89
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($521,013,732 divided by 39,309,075 shares)**                                            $13.25
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,117,024 divided by 235,577 shares)**                                                 $13.23
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($19,443,805 divided by 1,469,087 shares)                                                $13.24
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $13.24)***                                $13.68
-----------------------------------------------------------------------------------------------

   * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 *** On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

     The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended January 31, 2000 (Unaudited)
Tax exempt interest income:                                                        $ 61,127,390
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      4,970,978
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          647,890
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        20,500
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         11,720
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,163,738
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 2,446,335
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                    14,562
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    54,606
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   5,924
-----------------------------------------------------------------------------------------------
Registration fees                                                                         3,824
-----------------------------------------------------------------------------------------------
Auditing                                                                                 36,948
-----------------------------------------------------------------------------------------------
Legal                                                                                     7,634
-----------------------------------------------------------------------------------------------
Postage                                                                                  54,967
-----------------------------------------------------------------------------------------------
Other                                                                                   485,163
-----------------------------------------------------------------------------------------------
Total expenses                                                                        9,924,789
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (149,697)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          9,775,092
-----------------------------------------------------------------------------------------------
Net investment income                                                                51,352,298
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (7,871,049)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (1,689,019)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period           (109,157,907)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (118,717,975)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(67,365,677)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                     January 31         July 31
                                                                                          2000*            1999
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   51,352,298  $  106,682,753
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              (9,560,068)      1,802,993
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                         (109,157,907)    (66,831,127)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                           (67,365,677)     41,654,619
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (34,114,427)    (58,872,974)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (16,723,077)    (46,390,286)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                             (72,726)        (47,801)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (607,501)     (1,163,341)
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                  (138,673,892)    (13,029,929)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                       (257,557,300)    (77,849,712)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               1,927,806,737   2,005,656,449
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $545,259 and $710,692, respectively)                                   $1,670,249,437  $1,927,806,737
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                       January 31
operating performance           (Unaudited)                                     Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                    2000             1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $14.13           $14.61           $14.56           $14.05           $14.14           $14.24
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .40              .81              .80(c)           .84              .90              .94
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.90)            (.48)             .06              .52             (.10)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.50)             .33              .86             1.36              .80              .84
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.40)            (.81)            (.81)            (.85)            (.89)            (.94)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.40)            (.81)            (.81)            (.85)            (.89)            (.94)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $13.23           $14.13           $14.61           $14.56           $14.05           $14.14
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             (3.55)*           2.25             6.08             9.97             5.76             6.24
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,126,675       $1,157,920         $934,747         $625,602         $540,607         $474,984
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .45*             .87              .88              .85              .84              .87
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.95*            5.56             5.60             5.94             6.27             6.73
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              4.67*           12.16            39.62            56.22            67.70            60.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a)  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                       January 31
operating performance           (Unaudited)                                     Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                    2000             1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $14.15           $14.62           $14.56           $14.05           $14.14           $14.24
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .37              .74              .73(c)           .75              .80              .85
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.90)            (.47)             .05              .51             (.09)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.53)             .27              .78             1.26              .71              .75
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.37)            (.74)            (.72)            (.75)            (.80)            (.85)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.37)            (.74)            (.72)            (.75)            (.80)            (.85)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $13.25           $14.15           $14.62           $14.56           $14.05           $14.14
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             (3.82)*           1.81             5.47             9.26             5.08             5.54
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $521,014         $743,456       $1,052,827       $1,427,365       $1,421,448       $1,436,481
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)           .75*            1.37             1.53             1.50             1.50             1.51
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.64*            5.03             4.95             5.30             5.62             6.10
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              4.67*           12.16            39.62            56.22            67.70            60.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a)  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Six months
                                                                                                       ended        For the period
Per-share                                                                                           January 31      Feb. 1, 1999+
operating performance                                                                               (Unaudited)       to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2000             1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $14.13           $14.73
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    .35              .36
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                              (.90)            (.60)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   (.55)            (.24)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.35)            (.36)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.35)            (.36)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $13.23           $14.13
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                 (3.94)*           1.58*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                        $3,117           $2,738
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                .85*             .83*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                               2.56*            2.47*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                  4.67*           12.16
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a)  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended                                                                           For the period
Per-share                       January 31                                                                         Dec. 29, 1994+
operating performance           (Unaudited)                             Year ended July 31                           to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                    2000             1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $14.14           $14.61           $14.55           $14.04           $14.13           $13.43
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .38              .77              .78(c)           .80              .84              .58
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.90)            (.47)             .05              .51             (.08)             .70
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.52)             .30              .83             1.31              .76             1.28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.38)            (.77)            (.77)            (.80)            (.85)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.38)            (.77)            (.77)            (.80)            (.85)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $13.24           $14.14           $14.61           $14.55           $14.04           $14.13
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             (3.69)*           2.01             5.84             9.64             5.44             9.69*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $19,444          $23,693          $18,082          $16,192           $9,984           $2,331
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .60*            1.17             1.18             1.15             1.13              .71*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.79*            5.27             5.30             5.63             5.87             3.98*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              4.67*           12.16            39.62            56.22            67.70            60.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a)  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
January 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year, 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments are stated at amortized cost, which approximates market value, and restricted securities are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains, unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 1999, the fund had a capital loss carryover of approximately $81,642,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover            Expiration
--------------            -------------
   $24,429,000            July 31, 2003
    12,477,000            July 31, 2004
    21,345,000            July 31, 2006
    23,391,000            July 31, 2007

F) Distributions to shareholders shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount and stepped-coupon bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended January 31, 2000, fund expenses were reduced by $149,697 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $844 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.80%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively. Prior to September 14, 1999, the Trustees had approved payment by the fund at an annual rate of 0.70% of the average net assets attributable to class B shares.

For the six months ended January 31, 2000, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $34,230 and $788 from the sale of class A and class M shares, respectively, and received $786,093 and $3,911 in contingent deferred sales charges from redemptions of class B and C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended January 31, 2000, Putnam Mutual Funds Corp., acting as underwriter received $7,824 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $83,108,221 and $238,847,754, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2000 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Six months ended January 31, 2000
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     13,297,251       $181,734,938
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,253,942         17,104,260
-----------------------------------------------------------------------------
                                                14,551,193        198,839,198

Shares
repurchased                                    (11,331,451)      (154,210,435)
-----------------------------------------------------------------------------
Net increase                                     3,219,742       $ 44,628,763
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     26,657,687       $387,542,411
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,079,752         30,232,335
-----------------------------------------------------------------------------
                                                28,737,439        417,774,746

Shares
repurchased                                    (10,805,263)      (156,947,516)
-----------------------------------------------------------------------------
Net increase                                    17,932,176       $260,827,230
-----------------------------------------------------------------------------

                                            Six months ended January 31, 2000
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,478,721      $  33,975,104
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      538,101          7,361,185
-----------------------------------------------------------------------------
                                                 3,016,822         41,336,289

Shares
repurchased                                    (16,239,973)      (222,390,714)
-----------------------------------------------------------------------------
Net decrease                                   (13,223,151)     $(181,054,425)
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      8,229,439      $ 120,037,661
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,436,882         20,945,266
-----------------------------------------------------------------------------
                                                 9,666,321        140,982,927

Shares
repurchased                                    (29,142,932)      (424,090,007)
-----------------------------------------------------------------------------
Net decrease                                   (19,476,611)     $(283,107,080)
-----------------------------------------------------------------------------

                                            Six months ended January 31, 2000
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         64,716         $1,004,830
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       12,294             43,392
-----------------------------------------------------------------------------
                                                    77,010          1,048,222

Shares
repurchased                                        (35,235)          (479,447)
-----------------------------------------------------------------------------
Net increase                                        41,775         $  568,775
-----------------------------------------------------------------------------

                                              For the period February 1, 1999
                                                 (commencement of operations)
                                                             to July 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        325,358         $4,723,411
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        1,596             22,886
-----------------------------------------------------------------------------
                                                   326,954          4,746,297

Shares
repurchased                                       (133,152)        (1,923,313)
-----------------------------------------------------------------------------
Net increase                                       193,802         $2,822,984
-----------------------------------------------------------------------------

                                            Six months ended January 31, 2000
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         82,588        $ 1,131,361
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       30,927            422,060
-----------------------------------------------------------------------------
                                                   113,515          1,553,421

Shares
repurchased                                       (320,166)        (4,370,426)
-----------------------------------------------------------------------------
Net decrease                                      (206,651)       $(2,817,005)
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        789,094        $11,482,697
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       48,082            698,515
-----------------------------------------------------------------------------
                                                   837,176         12,181,212

Shares
repurchased                                       (397,318)        (5,754,275)
-----------------------------------------------------------------------------
Net increase                                       439,858        $ 6,426,937
-----------------------------------------------------------------------------


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA042-58958 036/500/679 3/00